UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 14, 2006 (December 12, 2006)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 8, 2006, Duke Energy Corporation (“Duke Energy”) issued a press release announcing that its Board of Directors had formally approved the distribution (the “Distribution”) of all the shares of common stock of Spectra Energy Corp (the “Company”), a wholly-owned subsidiary of Duke Energy, to Duke Energy’s shareholders (on an as converted basis). The Company holds or will hold all of the assets and liabilities associated with Duke Energy’s natural gas business, including its transmission and storage, distribution, and gathering and processing businesses. Duke Energy will distribute one-half share of common stock of the Company, par value $0.001 per share, for each share of Duke Energy common stock held by Duke Energy shareholders of record as of the close of business on December 18, 2006, the record date for the Distribution.

In connection with the Distribution, the Company has entered into definitive agreements with Duke Energy that, among other things, set forth the terms and conditions of the Distribution and provide a framework for the Company’s relationship with Duke Energy after the Distribution. A summary of certain important terms of the definitive agreements, which are referenced below, can be found in the section entitled “Certain Relationships and Related Party Transactions” in the Company’s Information Statement, dated December 14, 2006 (the “Information Statement”) which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Separation and Distribution Agreement

On December 13, 2006, the Company entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Duke Energy that sets forth the agreements between the Company and Duke Energy regarding the principal transactions necessary to effect the Distribution of the Company from Duke Energy. The Separation Agreement also sets forth other agreements that will govern certain aspects of the Company’s relationship with Duke Energy after completion of the Distribution. A copy of the Separation Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Tax Matters Agreement

On December 13, 2006, the Company entered into a Tax Matters Agreement (the “Tax Matters Agreement”) with Duke Energy that governs the Company’s and Duke Energy’s respective rights, responsibilities, and obligations after the Distribution with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of the Distribution to qualify as a tax-free distribution for U.S. federal income tax purposes within the meaning of Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended. A copy of the Tax Matters Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Transition Services Agreement

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On December 13, 2006, the Company entered into a Transition Services Agreement (“Transition Services Agreement”) with Duke Energy under which the Company and Duke Energy agreed to provide certain services to each other for a specified period following the Distribution. The services to be provided may include services regarding business continuity and management, facilities services, data archiving, including services relating to human resources and employee benefits, payroll, financial systems management, treasury and cash management, accounts payable services, telecommunication services, and information technology services. A copy of the Transition Services Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Employee Matters Agreement

On December 13, 2006, the Company entered into an Employee Matters Agreement (“Employee Matters Agreement”) with Duke Energy that governs the Company’s compensation and employee benefits obligations with respect to Duke Energy’s current and former employees. It further allocates liabilities and responsibilities relating to employee compensation and benefits plans and programs and other related matters in connection with the Distribution, including, without limitation, the treatment of outstanding Duke Energy equity awards, certain outstanding annual and long-term incentive awards, existing deferred compensation agreements and certain retirement and welfare benefits. A copy of the Employee Matters Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 12, 2006, the Company amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and by-laws (the “Amended and Restated By-Laws”). The description of the material provisions of the Amended and Restated Certificate of Incorporation, the Amended and Restated By-Laws, and the Company’s common stock, par value $0.001 per share, is included in the Information Statement and can be found in the section entitled “Description of Spectra Energy Stock,” which is incorporated herein by reference. The Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events

The Information Statement, which describes the details of the Distribution and provides information as to the business and management of the Company, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Information Statement will be mailed to Duke Energy shareholders of record on December 18, 2006, the record date for the Distribution.

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Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

2.1	Separation and Distribution Agreement, dated as of December 13, 2006, by and between Duke Energy Corporation and Spectra Energy Corp
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated By-Laws
10.1	Tax Matters Agreement, dated as of December 13, 2006, by and between Duke Energy Corporation and Spectra Energy Corp
10.2	Transition Services Agreement, dated as of December 13, 2006, by and among Duke Energy Corporation, Spectra Energy Corp and the Other Spectra Energy Parties named therein
10.3	Employee Matters Agreement, dated as of December 13, 2006, by and between Duke Energy Corporation and Spectra Energy Corp
99.1	Information Statement of Spectra Energy Corp, dated December 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/S/ WILLIAM S. GARNER, JR.
William S. Garner, Jr. Group Executive, General Counsel and Secretary

Date: December 14, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit

2.1	Separation and Distribution Agreement, dated as of December 13, 2006, by and between Duke Energy Corporation and Spectra Energy Corp

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated By-Laws

10.1	Tax Matters Agreement, dated as of December 13, 2006, by and between Duke Energy Corporation and Spectra Energy Corp

10.2	Transition Services Agreement, dated as of December 13, 2006, by and among Duke Energy Corporation, Spectra Energy Corp and the Other Spectra Energy Parties named therein

10.3	Employee Matters Agreement, dated as of December 13, 2006, by and between Duke Energy Corporation and Spectra Energy Corp

99.1	Information Statement of Spectra Energy Corp, dated December 14, 2006